THESE SECURITIES MAY NOT BE PUBLICLY OFFERED OR SOLD UNLESS AT THE TIME OF SUCH OFFER OR SALE, THE PERSON MAKING SUCH OFFER OR SALE DELIVERS A PROSPECTUS MEETING THE REQUIREMENTS OF SECTION 10 OF THE SECURITIES ACT OF 1933 FORMING A PART OF A REGISTRATION STATEMENT, OR POST-EFFECTIVE AMENDMENT THERETO, WHICH IS EFFECTIVE UNDER SAID ACT, UNLESS IN THE OPINION OF COUNSEL TO THE CORPORATION, SUCH OFFER AND SALE IS EXEMPT FROM THE PROVISIONS OF SECTION 5 OF SAID ACT.

                                    WARRANT
          For the Purchase of Preferred Stock, $0.001 Par Value Per Share
                         NETTER DIGITAL ENTERTAINMENT, INC.
              (Incorporated Under the Laws of the State of California)
                      Void After 11:59 P.M. October 14, 2001

No. 1

         Warrant to Purchase Four Thousand Seven Hundred Fifteen (4,715) Shares.

THIS IS TO CERTIFY, that, for value received, W.J. GALLAGHER & COMPANY, INC., is entitled, subject to the terms and conditions hereinafter set forth, on or after October 15, 1997 and at any time prior to 11:59 p.m., P.S.T., on October 14, 2001 but not thereafter, to purchase such number of shares ("Shares") of Preferred Stock, $0.001 par value per share ("Preferred Stock") , of NETTER DIGITAL ENTERTAINMENT, INC., a Delaware corporation ("Company"), from the Company as is set forth above and upon payment to the Company of $10.80 per Share ("Purchase Price") if and to the extent this Warrant is exercised, in whole or in part, during the period this Warrant remains in force, subject in all cases to adjustment as provided in Article II hereof, and to receive a certificate or certificates or other evidence of ownership representing the Shares so purchased, upon presentation and surrender to the Company of this Warrant, with the form of subscription attached hereto duly executed, and accompanied by payment of the Purchase Price of each Share purchased. The Shares shall hereinafter be referred to as the "Securities."

1.   	Terms of the Warrant

      1.1  	Time of Exercise. Subject to the provisions of Sections 1.5 and 3.1 hereof, this Warrant may be exercised at any time and from time to time after
12:00 a.m., P.S.T., on October 15, 1997 ("Exercise Commencement Date"), but no
later than 11:59 p.m., P.S.T.,October 14, 2001 ("Expiration Time") at which point it shall become void, and all rights hereunder shall thereupon cease.

      1.2  	Manner of Exercise.

            1.2.1 The holder of this Warrant ("Holder") may exercise this Warrant, in whole or in part, upon surrender of this Warrant with the form of subscription attached hereto duly executed, to the Company at its corporate office in North Hollywood, California together with the full Purchase Price for each Security to be purchased in lawful money of the United States, or by certified check, bank draft or postal or express money order payable in United States dollars to the order of the Company, and upon compliance with and subject to the conditions set forth herein.

            1.2.2 	Upon receipt of this Warrant with the form of subscription
duly executed and accompanied by payment of the aggregate Purchase Price for the Securities for which this Warrant is then being exercised, the Company shall cause to be issued certificates or other evidence of ownership, for the total number of whole Securities for which this Warrant is being exercised in such denominations as are required for delivery to the Holder, and the Company shall thereupon deliver such documents to the Holder or its nominee.

            1.2.3 In case the Holder shall exercise this Warrant with respect to less than all of the Securities that may be purchased under this Warrant, the Company shall execute a new Warrant for the balance of the Securities that may be purchased upon exercise of this Warrant and deliver such new Warrant to the Holder.

            1.2.4 The Company covenants and agrees that it will pay when due and payable any and all taxes which may be payable in respect of the issue of this Warrant, or the issue of any Securities upon the exercise of this Warrant. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issuance or delivery of this Warrant or of the Securities in a name other than that of the Holder at the time of surrender, and until the payment of such tax the Company shall not be required to issue such Securities.

     1.3  	Exchange of Warrant. This Warrant may be split-up, combined or exchanged for another Warrant or Warrants of like tenor to purchase a like aggregate number of Securities. If the Holder desires to split-up, combine or exchange this Warrant, he shall make such request in writing delivered to the Company at its corporate office and shall surrender this Warrant and any other Warrants to be so split-up, combined or exchange, the Company shall execute and deliver to the person entitled thereto a Warrant or Warrants, as the case may be, as so requested. The Company shall not be required to effect any split-up, combination or exchange which will result in the issuance of a Warrant entitling the Holder to purchase upon exercise a fraction of a Security. The Company may require the Holder to pay a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any split-up, combination or exchange of Warrants.

     1.4  	Holder as Owner. Prior to due presentment for registration of transfer of this Warrant, the Company may deem and treat the Holder as the absolute owner of this Warrant (notwithstanding any notation of ownership or other writing hereon) for the purpose of any exercise hereof and for all other purposes, and the Company shall not be affected by any notice to the contrary.

     1.5  	Transfer and Assignment. Prior to 12:00 a.m., P.S.T., on October 15,
1997, this Warrant may not be sold, hypothecated, exercised, assigned or transferred, in whole or in part, except that it may be assigned or transferred, in whole or in part, to individuals who are officers of the Representative or any successor to its business.  After 12:00 a.m., P.S.T., on October 15, 1997 and until the expiration of the Warrant, the Warrant shall be assignable and transferable in accordance with and subject to the provisions of the Securities
Act of 1933; provided, however, that if not exercised immediately upon such transfer or assignment, the Warrant shall immediately lapse.

     1.6  	Method for Assignment. Any assignment permitted hereunder shall be made by surrender of this Warrant to the Company at its principal office with the form of assignment attached hereto duly executed and funds sufficient to pay any transfer tax. In such event, the Company shall, without charge, execute and deliver a new Warrant in the name of the assignee named in such instrument of assignment and this Warrant shall promptly be canceled. This Warrant may be divided or combined with other Warrants which carry the same rights upon presentation thereof at the corporate office of the Company together with a written notice signed by the Holder, specifying the names and denominations in which such new Warrants are to be issued.

     1.7  	Rights of Holder. Nothing contained in this Warrant shall be construed as conferring upon the Holder the right to vote or to consent or to receive notice as a stockholder in respect of any meetings of stockholders for the election of directors or any other matter, or as having any rights whatsoever as a stockholder of the Company. If, however, at any time prior to the expiration of this Warrant and prior to its exercise, any of the following shall occur:

           1.7.1 the Company shall take a record of the holders of its shares of Preferred Stock for the purpose of entitling them to receive a dividend or distribution payable otherwise than in cash, or a cash dividend or distribution payable otherwise than out of current or retained earnings, as indicated by the accounting treatment of such dividend or distribution on the books of the Company; or

           1.7.2 the Company shall offer to the holders of its Preferred Stock any additional shares of capital stock of the Company or securities convertible into or exchangeable for shares of capital stock of the Company, or any option, right or warrant to subscribe therefor; or

           1.7.3 there shall be proposed any capital reorganization or reclassification of the Preferred Stock, or a sale of all or substantially all of the assets of the Company, or a consolidation or merger of the Company with another entity; or

           1.7.4 there shall be proposed a voluntary or involuntary dissolution, liquidation or winding up of the Company; then, in any one or more of said cases, the Company shall cause to be mailed to the Holder, at the earliest practicable time (and, in any event, not less than thirty (30) days before any record date or other date set for definitive action), written notice of the date on which the books of the Company shall close or a record shall be taken to determine the stockholders entitled to such dividend, distribution, convertible or exchangeable securities or subscription rights, or entitled to vote on such reorganization, reclassification, sale, consolidation, merger, dissolution, liquidation or winding up, as the case may be. Such notice shall also set forth such facts as shall indicate the effect of such action (to the extent such effect may be known at the date of such notice) on the Purchase Price and the kind and amount of the Preferred Stock and other securities and property deliverable upon exercise of this Warrant. Such notice shall also specify the date as of which the holders of the Preferred Stock of record shall participate in said distribution or subscription rights or shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, sale, consolidation, merger, dissolution, liquidation or winding up, as the case may be (on which date, in the event of voluntary or involuntary dissolution, liquidation or winding up of the Company, the right to exercise this Warrant shall terminate). Without limiting the obligation of the Company to provide notice to the holder of actions hereunder, it is agreed that failure of the Company to give notice shall not invalidate such action of the Company.

     1.8  	Lost Certificates. If this Warrant is lost, stolen, mutilated or destroyed, the Company shall, on such reasonable terms as to indemnity or otherwise as it may impose (which shall, in the case of a mutilated Warrant, include the surrender thereof, issue a new Warrant of like denomination and tenor as, and in substitution for, this Warrant, which shall thereupon become void. Any such new Warrant shall constitute an additional contractual obligation of the Company, whether or not the Warrant so lost, stolen, destroyed or mutilated shall be at any time enforceable by anyone.

     1.9  	Covenants of the Company. The Company covenants and agrees as follows:

           1.9.1 at all times it shall reserve and keep available for the exercise of this Warrant such number of authorized Shares as are sufficient to permit the exercise in full of this Warrant; and

           1.9.2 all Shares here when issued upon the exercise of this Warrant will be validly issued, fully paid, non-assessable and free of preemptive rights.

2.	Adjustment of Purchase Price and Number of Securities Purchasable Upon
Exercise

     2.1  	Recapitalization. In case the Company shall, while this Warrant remains unexercised, in whole or in part, and in force effect a recapitalization of such character that the Securities purchasable hereunder shall be changed into or become exchangeable for a larger or smaller number of shares, then, after the date of record for effecting such recapitalization, the number of Securities of Preferred Stock which the Holder hereof shall be entitled to purchase hereunder shall be increased or decreased, as the case may be, in direct proportion to the increase or decrease in the number of shares of Preferred Stock by reason such recapitalization, and of the Purchase Price, per share, whether or not in effect immediately prior to the time of such recapitalization, of such recapitalized Preferred Stock shall in the case of an increase in the number of such Securities be proportionately reduced, and in the case of a decrease in the number of such Securities shall be proportionately increased. For the purposes of this Section 2.1, a stock dividend, stock split-up or reverse split shall be considered as a recapitalization and as an exchange for a larger or smaller number of shares, as the case may be.

     2.2  	Merger or Consolidation. In case of any consolidation of the Company with, or merger of the Company into, any other corporation, or in case of any sale or conveyance of all or substantially all of the assets of the Company other than in connection with a plan of complete liquidation of the Company, then, as a condition of such consolidation, merger or sale or conveyance, adequate provision shall be made whereby the Holder shall thereafter have the right to purchase and receive, upon the basis and upon the terms and conditions specified in this Warrant and in lieu of Securities immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, such shares of stock or securities as may be issued in connection with such consolidation, merger or sale or conveyance, with respect to or in exchange for the number of outstanding shares of Preferred Stock equal to the number of shares of Preferred Stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, and in any such case appropriate provision shall be made with respect to the rights and interests of the Holder of this Warrant to the end that the provisions hereof shall be applicable as nearly as may be in relation to any shares of stock or securities thereafter deliverable upon the exercise hereof.

     2.3  	Notice of Dissolution or Liquidation. Except as otherwise provided in
Section 2.2 above, in the case of any sale or conveyance of all or substantially all of the assets of the Company in connection with a plan of complete liquidation of the Company, in the case of the dissolution, liquidation or winding-up of the Company, all rights under this Warrant shall terminate on a date fixed by the Company, such date so fixed to be not earlier than the date of the commencement of the proceedings for such dissolution, liquidation or winding-up and not later than thirty (30) days after such commencement date.
Notice of such termination of purchase rights shall be given to the Holder at least thirty (30) days prior to such termination date.

     2.4  	Statement of Adjustment. Any adjustment pursuant to the provisions of this Section 2 shall be made on the basis of the number of Shares of Preferred
Stock which the Holder would have been entitled to acquire by exercise of this
Warrant immediately prior to the event giving rise to such adjustment and, as to the Purchase Price per share in effect immediately prior to the rise to such adjustment. Whenever any such adjustment is required to be made, the Company shall forthwith determine the new number of Shares of Comrnon Stock which the
Holder hereof shall be entitled to purchase hereunder and/or such new Purchase
Price per share and shall prepare, retain on file and transmit to the Holder within 10 days after such preparation a statement describing in reasonable detail the method used in calculating such adjustment.

     2.5  	No Fractional Shares. Anything contained herein to the contrary notwithstanding, the Company shall not be required to issue any fraction of a Share in connection with the exercise of this Warrant, and in any case where the Holder would, except for the provisions of this Section 2.6, be entitled under the terms of this Warrant to receive a fraction of a Share upon such exercise, the Company shall upon the exercise and receipt of the Purchase Price, issue the largest number of whole Shares purchasable upon exercise of this Warrant. The Company shall not be required to make any cash or other adjustment in respect of such fraction of a Share to which the Holder would otherwise be entitled. The Holder, by the acceptance of this Warrant, expressly waives his right to receive a certificate for any fraction of a Share upon exercise hereof.

     2.6  	No Change in Form Required. The form of Warrant need not be changed because of any change pursuant to this Section in the Purchase Price or in the number of Shares of Preferred Stock purchasable upon the exercise of a Warrant, and Preferred Stock Purchase Warrants issued after such change may state the same Purchase Price and the same number of shares of Preferred Stock as are stated in the Warrants initially issued pursuant to the Agreement.

3.	Registration Under the Securities Act of 1933

     3.1	Registration and Legends. Neither this Warrant, nor any shares of
Preferred Stock issued upon exercise of this Warrant, nor any shares of Common Stock issuable upon conversion of such shares of Preferred Stock have been registered under the Act. Accordingly, none of such securities may be transferred, etc. unless such transaction is registered under the Act or other state securities laws, or is exempt from such registration. Any certificate representing shares of Preferred Stock issuable upon exercise of the Warrant or any shares of Common Stock issuable upon conversion of such Preferred Stock, shall bear the following legend:

          The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or any applicable state securities laws and, accordingly, may be transferred only in a transaction which is registered under such Act and applicable state securities laws or is, to the staisfaction of the issuer, exempt from such registration requirements.

     3.2  	No-Action Letter. The Company agrees that it shall be satisfied that no post-effective amendment or new registration is required for the public sale of the Securities if it shall be presented with a letter from the Staff of the
Securities and Exchange Commission ("Commission") stating in effect that, based upon stated facts which the Company shall have no reason to believe are not true in any material respect, the Staff will not recommend any action to the
Commission if such Securities are offered and sold without delivery of a prospectus, and that, therefore, no post-effective amendment to the Registration
Statement under which such shares are to be registered or new registration statement is required to be filed.

     3.3  	Registration Rights. The Company has granted "piggyback" and demand registration rights with respect to the Securities underlying the Warrants, the terms of which are set forth in the form Registration Rights Agreement attached hereto and incorporated herein by this reference.

     3.4  	Inclusion in Company Registration Statement. In the event that the
Representative does not exercise its right to demand that the Securities underlying the Warrants be registered, the Company agrees to include any Securities issuable upon exercise of the Warrants in any Registration Statement filed by the Company at any time within five (5) years from the effective date of the Company's first Registration Statement as filed in 1995.

     3.5  	Agreements. The agreements in this Section shall continue in effect regardless of the exercise and surrender of this Warrant.

4.	Other Matters

     4.1  	Payment of Taxes. The Company will from time to time promptly pay, subject to the provisions of Section 1.2.4 hereof, all taxes and charges that may be imposed upon the Company in respect of the issuance or delivery of this Warrant or the Securities purchasable upon the exercise of this Warrant.

     4.2 Binding Effect. All the covenants and provisions of this Warrant by or for the benefit of the Company shall bind and inure to the benefit of its successors and assigns hereunder.

     4.3  	Notices. Notices or demands pursuant to this Warrant to be given or made by the Holder to or on the Company shall be sufficiently given or made if sent by certified or registered mail, return receipt requested, postage prepaid and addressed, until another address is designated in writing by the Company, as follows:

                   				Netter Digital Entertainment, Inc.
                         				5125 Lankershim Blvd.
                       				North Hollywood, CA 91601

Notices to the Holder provided for in this Warrant shall be deemed given or made by the Company if sent by certified or registered mail, return receipt requested, postage prepaid, and addressed to the Holder at his last known address as it shall appear on the books of the Company.

     4.4  	Governing Law. The validity, interpretation and performance of this
Warrant shall be governed by the laws of the State of California.

     4.5  	Parties Bound and Benefitted. Nothing in this Warrant expressed and nothing that may be implied from any of the provisions hereof is intended, or shall be construed, to confer upon, or give to, any person or corporation other than the Company and the Holder any right, remedy or claim under promise or agreement hereof, and all covenants, conditions, stipulations, promises and agreements contained in this Warrant shall be for the sole and exclusive benefit of the Company and its successors and of the Holder. its successors and, if permitted, its assignees.

     4.6  	Headings. The Article headings herein are for convenience only and are not part of this Warrant and shall not affect the interpretation thereof.

     IN WITNESS WHEREOF, this Warrant has been duly executed by the Company under its corporate seal as of the 4th day of September, 1997.

NETTER DIGITAL ENTERTAINMENT, INC.

By:/s/ Douglas Netter
____________________________________
	Douglas Netter, President




[Corporate Seal]




Attest:
/s/ John Copeland
______________________________
John Copeland, Secretary



                         NETTER DIGITAL ENTERTAINMENT, INC.
                                   Assignment

FOR VALUE RECEIVED, W.J. GALLAGHER & COMPANY, INC. hereby sells, assigns and transfers unto _____________________________________________ the within Warrant and the rights represented thereby, and does hereby irrevocably constitute and appoint ______________________________________ Attorney, to transfer said
Warrant on the books of the Company, with full power of substitution.

Dated: ________________________________


                             						Signed:
                                          __________________________________




Signature guaranteed:


____________________________________


                             Subscription Form
                    NETTER DIGITAL ENTERTAINMENT, INC.
                        5125 Lankershim Boulevard
                        North Hollywood, CA 91601

     The undersigned hereby irrevocably subscribes for the purchase of shares of your Preferred Stock pursuant to and in accordance with the terms and conditions of this Warrant, and herewith makes payment, covering such shares of Preferred Stock which should be delivered to the undersigned at the address stated below, and, if said number of shares shall not be all of the shares purchasable hereunder, that a new Warrant of like tenor for the balance of the remaining shares purchasable hereunder be delivered to the undersigned at the address stated below.

     The undersigned agrees that: (1) the undersigned will not offer, sell, transfer or otherwise dispose of any such shares of Preferred Stock unless either (a) a registration statement, or post-effective amendment thereto, covering such shares of Preferred Stock has been filed with the Securities and Exchange Commission pursuant to the Securities Act if 1933, as amended ("Act"), and such sale, transfer or other disposition is accompanied by a prospectus meeting the requirements of Section 10 of the Act forming a part of such registration statement, or post-effective amendment thereto, which is in effect under the Act covering the shares of Preferred Stock to be so sold, transferred or otherwise disposed of, or (b) counsel to the undersigned satisfactory to the NDEI has rendered an opinion in writing and addressed to NETTER DIGITAL ENTERTAINMENT, INC. that such proposed offer, sale, transfer or other disposition of the shares of Preferred Stock is exempt from the provisions of
Section 5 of the Act in view of the circumstances of such proposed offer, sale, transfer or other disposition; (2) NETTER DIGITAL ENTERTAINMENT, INC. may notify the transfer agent for its Preferred Stock that the certificates for the Preferred Stock acquired by the undersigned are not to be transferred unless the transfer agent receives advice from NETTER DIGITAL ENTERTAINMENT, INC. that one or both of the conditions referred to in (l)(a) and (l)(b) above have been satisfied; and (3) NETTER DIGITAL ENTERTAINMENT, INC. may affix the legend set forth in Section 3.1 of this Warrant to the certificates for shares of Preferred Stock hereby subscribed for, if such legend is applicable.

Dated: _________________________ 	Signed:___________________________________

Address:


Signature Guaranteed:


__________________________________



                        	REGISTRATION RIGHTS AGREEMENT


    	This Registration Rights Agreement ("Agreement") is made and entered into as of September 4, 1997 by and between Netter Digital Entertainment Inc., a Delaware corporation ("Company"), and W.J. Gallagher & Company, Inc. ("Gallagher") with reference to the following facts:

     A. The Company is a digital production studio combining high technology with entertainment to create television series, movies, documentary and multi-media productions. The Company specializes in creating science-fiction programming which combines live action with computer graphics, as well as family and children's entertainment.

     B. The Company has granted Gallagher warrants (the "Warrants") to purchase shares of Series A Convertible Preferred Stock (the "Securities") pursuant to that certain warrant agreement dated September 4, 1997 (the "Warrant Agreement").

     NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

     1.    Definitions.  As used in this Agreement:

           a. The terms "register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Act and the declaration or ordering of the effectiveness of such registration statement.

           b. The term "Registrable Securities" means (i) the Common Stock issued or issuable pursuant to the conversion of the Securities and (ii) any Common Stock of the Company issued or issuable in respect of such Common Stock or other securities issued or issuable pursuant to the conversion of the Securities upon any stock split, stock dividend, recapitalization, or similar event, or any Common Stock otherwise issued or issuable with respect to the Securities. Notwithstanding anything set forth above, the above-described securities shall not be treated as Registrable Securities if and so long as they (A) have been sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, or (B) have been sold (or are available for sale in the opinion of counsel to the Company and market conditions would permit the sale of such shares within a 90 day period) pursuant to Rule 144(K) in a transaction exempt from the registration and prospectus delivery requirements of the Act so that all transfer restrictions and restrictive legends with respect thereto are removed upon the consummation of such sale.

           c. The term "Holder" means any holder holding Registrable Securities (and any person holding Registrable Securities to whom the registration rights have been transferred pursuant to paragraph 10 hereof).

           d. The term "SEC" or "Commission" means the Securities and Exchange Commission or any successor agency thereto.

           e.   The term "Act" means the Securities Act of 1933, as amended.

           f. The term "1934 Act" means the Securities Exchange Act of 1934, as amended.

           g.   The term "Common Stock" means the common stock of the Company.

           h. The term "Securities" means shares of Series A Convertible Preferred Stock issuable to Gallagher upon exercise of the Warrants.

     2.    Company Registration.

           a. If at any time after the First Closing (as defined in the Warrant Agreement), the Company shall determine to register any of its securities, either for its own account or for the account of a security holder or holders, other than a registration relating solely to employee benefit plans, or a registration on Form S-4 relating solely to an SEC Rule 145 transaction, or a registration on any other form (other than Form S-1, S-3, SB-1 or SB-2) which does not include substantially the same information as would be required to be included in a registration statement covering the sale of Registrable Securities, the Company will:

                i.   promptly give to each Holder written notice thereof, and

                ii. include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in any written request or requests by any Holder or Holders received by the Company within twenty (20) days after such written notice is given on the same terms and conditions as the Common Stock, if any, otherwise being sold through the underwriter in such registration.

           b. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to paragraph 2(a). In such event the right of any Holder to registration pursuant to this paragraph 2 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting, if any, (together with the Company and the other holders distributing their securities through such underwriting) shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company.

           c. Notwithstanding any other provision of this paragraph 2, if the underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the underwriter may limit the Registrable Securities or other securities to be included in the registration. Any reduction by the underwriter of the number of Registrable Securities or other securities to be included in such registration shall be made in the following manner: the Company shall advise all Holders and other holders distributing their securities through such underwriting of the reduction and the number of shares of Registrable Securities and other securities that may be included in the registration and underwriting shall be allocated among the holders thereof in proportion, as nearly as practicable, to the respective amounts of Registrable Securities and other securities requesting registration for the offering held by such Holders and other holders at the time of filing of the Registration Statement. To facilitate the allocation of shares in accordance with the above provisions, the Company may round the number of shares allocated to any Holder or holder to the nearest 100 shares. The Company shall advise all Holders of Registrable Securities which would otherwise be registered and underwritten pursuant hereto of any such limitations, and the number of shares of Registrable Securities that may be included in the registration. If any Holder or holder disapproves of the terms of any such underwriting, such Holder or holder may elect to withdraw therefrom by written notice to the Company and the underwriter. Any securities excluded or withdrawn from such underwriting shall not be transferred in a public distribution prior to ninety (90) days after the effective date of the registration statement relating thereto, or such shorter period of time as the underwriters may require.

           d. The Company shall have the right to terminate or withdraw any registration initiated by it under this paragraph 2 prior to the effectiveness of such registration whether or not any Holder has elected to register securities in such registration.

     3. Demand Registration on Form S-3. After the expiration of one year from the First Closing, if the Company has neither filed a registration statement under paragraph 2 consistent with the terms of this Agreement nor filed a registration statement under paragraph 2 in which limitations were imposed by the underwriter as to the amount of Securities any Holder may sell, then if any Holder or Holders request that the Company file a registration statement on Form S-3 (or any successor form to Form S-3) for a public offering of shares of the Registrable Securities the reasonably anticipated aggregate price to the public of which, net of underwriting discounts and commissions, would exceed $500,000, and the Company is a registrant entitled to use Form S-3 to register the Registrable Securities for such an offering, the Company shall use its best efforts to cause such Registrable Securities to be registered for the offering on such form and to cause such Registrable Securities to be qualified in such jurisdictions as the Holder or Holders may reasonably request; provided, however, that the Company shall not be required to effect more than one registration pursuant to this paragraph 3 in any twelve (12) month period. The substantive provisions of paragraph 2(b) shall be applicable to each registration initiated under this paragraph 3. Notwithstanding the above, the Company shall not be obligated to conduct a registration pursuant to this paragraph 3 within 120 days of the commencement of any other registered offering conducted by the Company pursuant to paragraph 2.

     4. Expenses of Registration. All expenses incurred in connection with any registration, qualification or compliance pursuant to this Agreement, including, without limitation, all registration, filing and qualification fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, accounting fees and expenses, and expenses of any special audits incidental to or required by such registration, shall be borne by the Company; provided, however, that the Company shall not be required to pay stock transfer taxes or underwriters' fees, discounts or brokerage commissions relating to Registrable Securities, or fees of counsel and accountants for the selling Stockholders.

     5. Registration Procedures. If and whenever the Company is required by the provisions of this Agreement to use its best efforts to effect the registration of any of the Registrable Securities under the Act, the Company will, as expeditiously as possible:

           a. Prepare and file with the SEC a registration statement with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for such period as may be necessary to permit the successful marketing of such securities but not exceeding nine (9) months or until the Holder or Holders have completed the distribution described in the registration statement relating thereto, whichever first occurs.

           b. Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to comply with the provisions of the Act and to keep such registration statement effective for that period of time specified in paragraph 5(a).

           c. Furnish to each Holder participating in the registration such number of prospectuses and preliminary prospectuses in conformity with the requirements of the Act, and such other documents as such seller may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities being sold by such Holder;

            d. Use its best efforts to register or qualify the Registrable Securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as each such selling Holder of Registrable Securities shall reasonably request and do any and all other acts and things which may be necessary or desirable to enable such Holder to consummate the public sale or other disposition in such jurisdictions provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or file a general consent to service of process in any such jurisdictions.

            e. Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

     6. Obligations of Holders. Following the filing of a registration statement pursuant to the terms of this Agreement and during any period that such registration statement is effective, each Holder of Registrable Securities included in the registration statement shall:

           (a) not effect any stabilization transactions or engage in any stabilization activity in connection with the Company's common shares in contravention of Rule 10b-7 under the Exchange Act;

           (b) furnish each broker through whom such Holder offers Registrable Securities such number of copies of the Prospectus as the broker may require and otherwise comply with prospectus delivery requirements under the Securities Act;

           (c) report to the Company each month all sales, pledges and other dispositions of Registrable Securities made by such Holder;

           (d) not bid for or purchase (and not permit any Affiliated Purchaser, as defined in Rule 10b-6 under the Exchange Act, to bid for or purchase) any account in which such Holder has a beneficial interest, or attempt to induce any other person to purchase any the Company common shares in contravention of Rule 10b-6 under the Exchange Act;

           (e) cooperate with the Company as the Company fulfills its obligations under Section 5 hereof;

           (f) furnish such information concerning such Holder as the Company may from time to time reasonably request; and

           (g) not sell under the registration statement during any period after the Company has provided notice to such Holder pursuant to Section 5(e) above and until the Company provides to such Holder notice that the registration statement no longer fails to state a material fact required to be stated therein, misstates a material fact or omits to state a material fact required to be stated therein or necessary to make the statements made not misleading.

     7.    Indemnification.

           a. The Company agrees to indemnify and hold harmless each Holder of Registrable Securities with respect to which a registration statement has been filed under the Act pursuant to this Agreement, each of such Holder's partners, officers and directors, each underwriter of any of the Registrable Securities included in such registration statement, and each person, if any, who controls any such Holder or underwriter within the meaning of the Act (hereinafter collectively referred to as the "Holder-Underwriters"), as follows:

                i. against any and all loss, liability, claim, damage and expense whatsoever arising out of any untrue statement or alleged untrue statement of a material fact contained in such registration statement (or any amendment thereto), or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, or arising out of any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus or prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, unless such untrue statement or omission or such alleged untrue statement or omission was made in reliance upon and in conformity with written information furnished to the Company by any Holder-Underwriter expressly for use in such registration statement (or any amendment thereto) or such preliminary prospectus or prospectus (or any amendment or supplement thereto);

                ii. against any and all loss, liability, claim, damage and expense whatsoever to the extent of the aggregate amount paid in settlement of any litigation, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Company (which consent shall not be unreasonably withheld); and

                iii. against any and all expense (including attorneys fees) whatsoever reasonably incurred in investigating, preparing, settling (with the consent of the Company, which consent shall not be unreasonably withheld) or defending against any litigation, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above; provided, however, that the foregoing indemnity agreement in paragraphs (i), (ii) and (iii) of this paragraph 7(a) is subject to the condition that, insofar as it relates to any such untrue statement, alleged untrue statement, omission or alleged omission made in a preliminary prospectus but eliminated or remedied in the amended prospectus on file with the SEC at the time the registration statement becomes effective, or in the amended prospectus filed with the SEC pursuant to Rule 424(b) (the "Final Prospectus"), such indemnity agreement shall not inure to the benefit of any underwriter, or any Holder, if there is no underwriter, or if a copy of the Final Prospectus was not furnished to the person or entity asserting the loss, liability, claim or damage at or prior to the time such action is required by the Act.

     In no case shall the Company be liable under this indemnity agreement with respect to any loss, liability, claim, damage or expense with respect to any claim made against any Holder-Underwriter unless the Company shall be notified in writing of the nature of the claim within a reasonable time after the assertion thereof, but the failure to so notify the Company shall not relieve the Company from any liability which it may have otherwise than on account of this indemnity agreement. In case of any such notice, the Company shall be entitled to participate at its expense in the defense, or if it so elects within a reasonable time after receipt of such notice, to assume the defense of any suit brought to enforce any such claim, but if it so elects to assume the defense, such defense shall be conducted by counsel chosen by it and approved by the Holder-Underwriter(s) and other defendant or defendants, if any, in any suit so brought, which approval shall not be unreasonably withheld. In the event that the Company elects to assume the defense of any such suit and retain such counsel, the Holder-Underwriter(s) and other defendant or defendants, if any, in the suit, shall bear the fees and expenses of any additional counsel thereafter retained by them; provided, however, that the Company shall bear the expense of independent counsel for the Holder-Underwriter(s) if the Holder-Underwriter(s) reasonably determines that representation of it and the Company by the same counsel would be inappropriate due to actual or potential conflicts of interest.

           b. Each Holder severally, and not jointly, agrees that it will indemnify and hold harmless the Company, each officer and director of the Company, each person, if any, who controls the Company within the meaning of the Act, each underwriter of Registrable Securities included in any registration statement which has been filed under the Act pursuant to this Agreement, each person, if any, who controls such underwriter within the meaning of the Act, each other Holder, each of such other Holder's partners, officers and directors, and each person controlling such other holder within the meaning of the Act against any and all loss, liability, claim, damage and expense described in clauses (a)(i) through (a)(iii), inclusive, of this paragraph 7, but only with respect to statements or omissions, or alleged statements or omissions made in such registration statement (or any amendment thereto) or any preliminary prospectus or prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by such Holder expressly for use in such registration statement (or any amendment thereto) or such preliminary prospectus or prospectus (or any amendment or supplement thereto). In case any action shall be brought against the Company or any person so indemnified pursuant to the provisions of this subparagraph (b) and in respect of which indemnity may be sought against any Holder, the Holders from whom indemnity is sought shall have the rights and duties given to the Company, and the Company and the other persons so indemnified shall have the rights and duties given to the persons entitled to indemnification by the provisions of subparagraph (a) of this paragraph 7.

     The obligations of the Company and Holders under this paragraph 7 shall survive the completion of any offering of Registrable Securities in a registration statement under this Agreement, and otherwise.

     8. Information by Holder. The Holder or Holders of Registrable Securities included in any registration shall furnish to the Company such information regarding such Holder or Holders, and the distribution proposed by such Holder or Holders, as the Company may request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Agreement.

     9. Sale Without Registration. If at the time of any transfer of any Registrable Securities, such Registrable Securities shall not be registered under the Act, the Company may require, as a condition of allowing such transfer, that the Holder or transferee furnish to the Company (a) such information as is necessary in order to establish that such transfer may be made without registration under the Act, and (b) (if the transfer is not made in compliance with Rule 144 other than a transfer not involving a change in beneficial ownership or a pro rata distribution by a partnership to its partners) at the expense of the Holder or transferee, an opinion of counsel satisfactory to the Company in form and substance to the effect that such transfer may be made without registration under the Act; provided that nothing contained in this paragraph 9 shall relieve the Company from complying with any request for registration, qualification, or compliance made pursuant to the other provisions of this Agreement.

     10. Rule 144 Reporting. With a view to making available to the Holders the benefits of certain rules and regulations of the SEC which may permit the sale of the Registrable Securities to the public without registration, the Company agrees to use its best efforts to:

            a. At all times, make and keep public information available, as those terms are understood and defined in SEC Rule 144;

            b. File with the SEC in a timely manner all reports and other documents required of the Company under the Exchange Act; and

            c. Furnish the Holders forthwith upon request (i) a written statement by the Company as to its compliance with the public information requirements of said Rule 144, (ii) a copy of the most recent annual or quarterly report of the Company, and (iii) such other reports and documents as may be reasonably requested in availing the Holders of any rule or regulation of the SEC permitting the sale of any such securities without registration.

     11. Transfer of Registration Rights. The rights to cause the Company to register securities granted by the Company under paragraphs 1, 2 and 3 may be assigned to a transferee or assignee in connection with any transfer or assignment of Registrable Securities by a Holder provided that: (i) such assignee or transferee acquires at least one hundred (100) shares of the Registrable Securities (as appropriately adjusted from time to time for stock splits and the like), (ii) such transfer may otherwise be effected in accordance with applicable securities laws, (iii) the Company is given written notice by such holder of Securities or Registrable Securities at the time of or within a reasonable time after said transfer, stating the name and address of said transferee or assignee and identifying the securities with respect to which such registration rights are being assigned, (iv) immediately following such transfer, the further disposition of such securities by such transferee or assignee is restricted under the Act and (v) such assignee or transferee agrees in writing to be bound by the provisions of this Agreement.

     12. Market Stand-off Agreement. The Holders, if requested by the Company and an underwriter of Common Stock (or other securities) of the Company, shall agree not to sell or otherwise transfer or dispose of any Securities held by the Holders during the ninety (90) day period following the effective date of a registration statement of the Company filed under the Act provided that:

           a. such agreement shall only apply to the first such registration statement of the Company filed after the date of this Agreement including shares of Common Stock (or other securities) to be sold on its behalf to the public in an underwritten offering; and

           b.  	all Holders holding more than one percent of the outstanding
Common Stock, all officers and directors of the Company and all other holders of registration rights of the Company (whether or not pursuant to this agreement) enter into similar agreements. Such agreement shall be in writing in the form satisfactory to the Company and such underwriter. The Company may impose stop-transfer instructions with respect to the Securities subject to the foregoing restriction until the end of the foregoing period.

     13. Amendment of Registration Rights. With the written consent of the Holders of a majority of the then outstanding Registrable Securities (including securities exercisable for or convertible into Registrable Securities), the Company may amend this Agreement, or enter into an agreement with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder to include such securities as Registrable Securities under this Agreement.

     In witness whereof, the Company and W.J. Gallagher & Company Inc. have executed this Agreement as of September 4, 1997.

W.J. GALLAGHER & COMPANY, INC.


By:/s/William J. Gallagher
___________________________
   William J. Gallagher, President


NETTER DIGITAL ENTERTAINMENT INC.


By:/s/Douglas Netter
___________________________
   Douglas Netter, President